Exhibit 10.1

FOURTH AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of May 23, 2012 by and among each of the persons listed on the signature pages hereto as lenders (the “Lenders”), Crosstex Energy, L.P., a Delaware limited partnership (the “Borrower”), and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and L/C Issuer.

ARTICLE I

BACKGROUND

A.            The Lenders, the Administrative Agent, the L/C Issuer and the Borrower are parties to that certain Amended and Restated Credit Agreement dated as of February 10, 2010 (as amended, supplemented or restated, the “Credit Agreement”).  Terms defined in the Credit Agreement and not otherwise defined herein have the same meanings when used herein.

B.            The Borrower has requested, and the Lenders have agreed to amend the Credit Agreement as provided for herein and on the terms and conditions set forth herein.

ARTICLE II

AGREEMENT

NOW THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

Section 1.              Amendments to the Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)           Section 1.01 of the Credit Agreement is amended by adding the following definitions in alphabetical order:

“Acquisition Period” means (a) the Clearfield Acquisition Period and (b) a period elected by the Borrower, such election to be exercised by the Borrower delivering written notice thereof to the Administrative Agent (who shall thereafter promptly notify the Lenders), commencing with the last day of the fiscal quarter in which any permitted Acquisition in excess of $50,000,000 is consummated and ending on the earlier of (i) the last day of the third fiscal quarter following the date on which such Acquisition Period commenced, and (ii) the date selected by the Borrower in its election to terminate such Acquisition Period, such election to be exercised by the Borrower delivering notice thereof to the Administrative Agent (who shall thereafter promptly notify the Lenders); provided, that, (x) once any Acquisition Period is in effect, the next Acquisition Period may not commence until the termination of such Acquisition Period then in effect and (y) after giving effect to the termination of such Acquisition Period in effect, the Borrower shall be in compliance with the applicable provisions of Section 7.11(b) and no Default shall have occurred and be continuing.

“Clearfield Acquisition” means the acquisition by the Borrower, directly or indirectly, of all of the issued and outstanding Equity Interests of Clearfield Energy, Inc., a Pennsylvania corporation, pursuant to the Stock Purchase and Sale Agreement dated as of May 7, 2012, among Energy Equity Partners, L.P., as the seller, Crosstex Energy Services, L.P., as the buyer, Clearfield Energy, Inc., the subsidiaries of Clearfield Energy, Inc. party thereto, and the other parties thereto.

“Clearfield Acquisition Period” means a period beginning on the last day of the fiscal quarter in which the Clearfield Acquisition is consummated and ending on the earlier of (i) the last day of the fourth fiscal quarter following the date on which such Clearfield Acquisition Period commenced, and (ii) the date selected by the Borrower in its election to terminate such Clearfield Acquisition Period, such election to be exercised by the Borrower delivering notice thereof to the Administrative Agent (who shall thereafter promptly notify the Lenders); provided, that, after giving effect to the termination of such Clearfield Acquisition Period in effect, the Borrower shall be in compliance with the applicable provisions of Section 7.11(b) and no Default shall have occurred and be continuing.

“Clearfield Entities” means Clearfield Energy, Inc. and its Subsidiaries, without giving effect to any Subsidiaries or operating assets directly or indirectly owned by the Borrower prior to the closing of the Clearfield Acquisition.

“Fourth Amendment Effective Date” means May 23, 2012.

(b)           Section 1.01 of the Credit Agreement is amended by adding the following paragraph at the end of the definition of “Consolidated EBITDA”:

“For the purposes of calculating the Consolidated Leverage Ratio and the Consolidated Senior Leverage Ratio, Consolidated EBITDA shall be calculated as follows:

(i)                                     Consolidated EBITDA for the quarter ending September 30, 2012 shall be equal to (A) Consolidated EBITDA for the four quarter period then ended minus the Consolidated EBITDA attributable to the Clearfield Entities for such period plus (B) Consolidated EBITDA attributable to the Clearfield Entities for the quarter then ended, multiplied by four;

(ii)                                  Consolidated EBITDA for the quarter ending December 31, 2012 shall be equal to (A) Consolidated EBITDA for the four quarter period then ended minus the Consolidated EBITDA attributable to the Clearfield Entities for such period plus (B) Consolidated EBITDA attributable to the Clearfield Entities for the two quarters then ended, multiplied by two;

(iii)                               Consolidated EBITDA for the quarter ending March 31, 2013 shall be equal to (A) Consolidated EBITDA for the four quarter period then ended minus the Consolidated EBITDA attributable to the Clearfield Entities for such period plus (B) Consolidated EBITDA attributable to the Clearfield Entities for the three quarter period then ended, multiplied by 4/3; and

(iv)                              Consolidated EBITDA for each quarter ending on or after June 30, 2013 shall be equal to Consolidated EBITDA for the four quarter period then ended.”

(c)           Section 7.03(i)(i) of the Credit Agreement is restated in its entirety to read as follows:

“(i)          the Borrower is in compliance with Section 7.11(b) and (c) immediately after giving effect to the incurrence of any such Indebtedness or guaranty determined based upon the outstanding amount of Consolidated Funded Indebtedness immediately after giving effect to such incurrence, Consolidated EBITDA for the four fiscal quarters most recently ended on or before the date of such incurrence and the maximum Consolidated Leverage Ratio or the maximum Consolidated Senior Leverage Ratio, as applicable, allowed as of the end of the fiscal quarter most recently ended on or prior to the date of such incurrence (and in the case of any guaranty of Indebtedness of the Borrower or any other Affiliate of the Borrower, the aggregate amount of such Indebtedness so guaranteed shall be “Consolidated Funded Indebtedness” of the Borrower for purposes of calculating the Consolidated Leverage Ratio and Consolidated Senior Leverage Ratio), provided that, with respect to Indebtedness to be incurred in connection with the Clearfield Acquisition or another Acquisition for which the Borrower has delivered written notice electing to begin an Acquisition Period, the Consolidated Leverage Ratio shall be calculated as though an Acquisition Period had been in effect on the last day of the most recently ended fiscal quarter,”

(d)           Section 7.04(d)(iii) of the Credit Agreement is restated in its entirety to read as follows:

“(iii)        after giving effect to such Acquisition on a pro forma basis (including any Indebtedness of the acquired Person or related to the acquired assets), the Borrower would have been in compliance with all of the covenants contained in this Agreement, including, without limitation, Section 7.11 as of the end of the most recent fiscal quarter, provided that, with respect to the Clearfield Acquisition or another Acquisition for which the Borrower has delivered written notice electing to begin an Acquisition Period, the Consolidated Leverage Ratio shall be calculated as though an Acquisition Period had been in effect on the last day of the most recently ended fiscal quarter,”

(e)           Section 7.11(b) of the Credit Agreement is restated in its entirety to read as follows:

“(b)         Consolidated Leverage Ratio.  Permit the Consolidated Leverage Ratio as of the end of any fiscal quarter of the Borrower (i) occurring other than during an Acquisition Period, to be greater than 5.00 to 1.00, and (ii) occurring during an Acquisition Period, to be greater than 5.50 to 1.00.”

Section 2.              Conditions Precedent.  This Amendment shall become effective as of the date first set forth above upon the satisfaction of the following conditions precedent:

(a)           The Administrative Agent shall have received each of the following:

(1)           this Amendment, duly executed by the Borrower, the Required Lenders, and the Administrative Agent;

(2)           the acknowledgment attached to this Amendment, duly executed by each Guarantor;

(3)           payment or evidence of payment of all reasonable fees and expenses owed by the Borrower to the Administrative Agent including, without limitation, the reasonable fees and expenses of Bracewell & Giuliani LLP, counsel to the Administrative Agent; and

(4)           such other documents, instruments and certificates as reasonably requested by the Administrative Agent and the Lenders.

(b)           The representations and warranties set forth in Section 3 of this Amendment shall be true and correct on and as of the date hereof.

Section 3.              Representations and Warranties.

(a)           The Borrower represents and warrants to the Lenders and the Administrative Agent as set forth below:

(1)           The Borrower (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, and (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Amendment.

(2)           The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of the Borrower’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than Liens created under the Loan Documents), or require any payment to be made (other than payments required under any Loan Document) under (i) any Contractual Obligation to which the Borrower is a party or affecting the Borrower or its properties or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject; or (c) violate any Law; except in each case referred to in clause (b), to the extent that such conflict, breach, contravention or violation could not reasonably be expected to have a Material Adverse Effect.

(3)           No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Amendment, except for such approvals, consents, exemptions, authorizations, other actions, notices and filings as have been obtained, taken, given or made and are in full force and effect and with which the Borrower and its Subsidiaries are in compliance in all material respects or which the failure to have would not result in a Material Adverse Effect.

(4)           This Amendment has been duly executed and delivered by the Borrower and acknowledged by each Guarantor.  This Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally or by general principles of equity (regardless of whether such enforceability is considered in any proceeding in law or in equity).

(5)           The execution, delivery and performance of this Amendment do not adversely affect the enforceability of any Lien of the Collateral Documents.

(6)           Except as disclosed in Schedule 5.06 to the Credit Agreement, there is no pending or, to the knowledge of the Borrower, threatened action or proceeding affecting the Borrower or any Subsidiary before any Governmental Authority, referee or arbitrator that could reasonably be expected to have a Material Adverse Effect.

(7)           The representations and warranties made by the Borrower and the Guarantors contained in Article V of the Credit Agreement and in each of the other Loan Documents are true and correct in all material respects on and as of the date hereof, as though made on and as of such date, other than any such representations or warranties that, by the their terms, refer to a specific date, in which case such representation or warranties are true and correct in all material respects as of such earlier specific date.

(8)           No event has occurred and is continuing, or would result from the effectiveness of this Amendment, which constitutes a Default.

(9)           As of the date hereof, the Borrower has no (a) Material Subsidiaries other than those listed on Schedule 3(a) and (b) non-Material Subsidiaries other than those listed on Schedule 3(b).

Section 4.              Reference to and Effect on the Credit Agreement.

(a)           On and after the effective date of this Amendment each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement as amended by this Amendment, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b)           Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.  Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all obligations stated to be secured thereby under the Loan Documents.

(c)           Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under any of the Loan Documents or constitute a waiver of any provision of any of the Loan Documents.

Section 5.              Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic imaging means shall be effective as delivery of an originally executed counterpart of this Amendment.

Section 6.              Governing Law; Binding Effect.  This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, and shall be binding upon the Borrower, the Administrative Agent, the L/C Issuer, each Lender and their respective successors and assigns.

Section 7.              Costs and Expenses.  The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.

THIS WRITTEN AMENDMENT AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of this page blank; signature pages follow]

Executed as of the date first set forth above.

CROSSTEX ENERGY, L.P.

By:	Crosstex Energy GP, LLC,
its general partner

	By:	/s/ Michael J. Garberding
Name: Michael J. Garberding
Title: Senior Vice President and Chief
Financial Officer

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

Each of the undersigned, as guarantors under the Amended and Restated Guaranty dated as of February 10, 2010 (as supplemented by the Guaranty Supplement dated as of July 11, 2011, the “Guaranty”), and as debtors, mortgagors, and/or grantors under the Collateral Documents, hereby (a) consents to this Amendment, and (b) confirms and agrees that the Guaranty and each of the Collateral Documents to which it is a party is and shall continue to be in full force and effect and is ratified and confirmed in all respects, except that, on and after the effective date of the Amendment each reference in the Guaranty and the other Collateral Documents to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or any other expression of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified by this Amendment.

ADDRESS FOR ALL UNDERSIGNED:	CROSSTEX ENERGY SERVICES, L.P.

	By:	Crosstex Operating GP, LLC,
2501 Cedar Springs		its general partner
Suite 100
Dallas, Texas 75201
Attention: General Counsel	By:	/s/ Michael J. Garberding
		Name:	Michael J. Garberding
		Title:	Senior Vice President and
Chief Financial Officer

CROSSTEX OPERATING GP, LLC
CROSSTEX ENERGY SERVICES GP, LLC
CROSSTEX LIG, LLC
CROSSTEX TUSCALOOSA, LLC
CROSSTEX LIG LIQUIDS, LLC
CROSSTEX PROCESSING SERVICES, LLC
CROSSTEX PELICAN, LLC
CROSSTEX PERMIAN, LLC
CROSSTEX PERMIAN II, LLC

	By:	/s/ Michael J. Garberding
		Name:	Michael J. Garberding
		Title:	Senior Vice President and
Chief Financial Officer

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

CROSSTEX GULF COAST MARKETING LTD.
CROSSTEX CCNG PROCESSING LTD.
CROSSTEX NORTH TEXAS PIPELINE, L.P.
CROSSTEX NORTH TEXAS GATHERING, L.P.
CROSSTEX NGL MARKETING, L.P.
CROSSTEX NGL PIPELINE, L.P.

By:	Crosstex Energy Services GP, LLC,
general partner of each above limited
partnership

By:	/s/ Michael J. Garberding
	Name:	Michael J. Garberding
	Title:	Senior Vice President and
Chief Financial Officer

SABINE PASS PLANT FACILITY JOINT VENTURE

By:	Crosstex Processing Services, LLC,
as general partner, and
By:	Crosstex Pelican, LLC,
as general partner

By:	/s/ Michael J. Garberding
	Name:	Michael J. Garberding
	Title:	Senior Vice President and
Chief Financial Officer

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.,
as Administrative Agent,
a Lender and L/C Issuer

By:	/s/ Jeffrey H. Rathkamp
	Name:	Jeffrey H. Rathkamp
	Title:	Managing Director

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

COMERICA BANK

By:	/s/ David P. Cagle
	Name:	David P. Cagle
	Title:	Senior Vice President

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

COMPASS BANK

By:	/s/ Umar Hassan
	Name:	Umar Hassan
	Title:	Vice President

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

ROYAL BANK OF CANADA

By:	/s/ Mark Lumpkin, Jr.
	Name:	Mark Lumpkin, Jr.
	Title:	Authorized Signatory

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

SUMITOMO MITSUI BANKING CORP., NEW YORK

By:	/s/ Shuji Yabe
	Name:	Shuji Yabe
	Title:	Managing Director

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

WELLS FARGO BANK, N.A.

By:	/s/ Andrew Ostrov
	Name:	Andrew Ostrov
	Title:	Director

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

BANK OF MONTREAL

By:	/s/ Gumaro Tijerina
	Name:	Gumaro Tijerina
	Title:	Director

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Matt Molero
	Name:	Matt Molero
	Title:	Vice President

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

GOLDMAN SACHS BANK USA

By:	/s/ Michelle Latzoni
	Name:	Michelle Latzoni
	Title:	Authorized Signatory

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

MORGAN STANLEY BANK, N.A.

By:	/s/ Scott Taylor
	Name:	Scott Taylor
	Title:	Authorized Signatory

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

CITIBANK, N.A.

By:	/s/ John F. Miller
	Name:	John F. Miller
	Title:	Attorney-in-Fact

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

ABN AMRO CAPITAL USA LLC

By:	/s/ Casey Lowary
	Name:	Casey Lowary
	Title:	Director

By:	/s/ Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

REGIONS BANK

By:	/s/ David Valentine
	Name:	David Valentine
	Title:	Vice President

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

AMEGY BANK, N.A.

By:	/s/ Jill McSorley
	Name:	Jill McSorley
	Title:	Vice President

Signature Page to Fourth Amendment to Amended and Restated Credit Agreement

SCHEDULE 3(a)

MATERIAL SUBSIDIARIES

Crosstex Energy Services, L.P. (DE)

Crosstex Operating GP, LLC (DE)*

Crosstex Energy Services GP, LLC (DE)*

Crosstex LIG, LLC (LA)

Crosstex Tuscaloosa, LLC (LA)*

Crosstex LIG Liquids, LLC (LA)

Crosstex Gulf Coast Marketing Ltd. (TX)*

Crosstex CCNG Processing Ltd. (TX)

Crosstex North Texas Pipeline, L.P. (TX)

Crosstex North Texas Gathering, L.P. (TX)

Crosstex NGL Pipeline, L.P. (TX)*

Crosstex NGL Marketing, L.P. (TX)*

Crosstex Processing Services, LLC (DE)

Crosstex Pelican, LLC (DE)

Sabine Pass Plant Facility Joint Venture (TX)*

Crosstex Permian, LLC (TX)*

Crosstex Permian II, LLC (TX)*

Crosstex Louisiana Gathering, LLC (Louisiana)*

*Indicates entity has previously been treated as a Material Subsidiary (e.g., it pledged assets and is a Guarantor) but does not technically meet the definition of a “Material Subsidiary” as of the date of this Amendment.

Schedule 3(a) to

Fourth Amendment to Amended and Restated Credit Agreement

SCHEDULE 3(b)

NON-MATERIAL SUBSIDIARIES

Crosstex Louisiana Energy, L.P. (Delaware)

Crosstex DC Gathering Company, J.V. (Texas)

Crosstex Energy Finance Corporation (Delaware)

Schedule 3(b) to

Fourth Amendment to Amended and Restated Credit Agreement